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EXHIBIT 23.01

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of Paul-Son Gaming Corporation and Subsidiaries on Form S-3 of our report dated July 8, 2002, appearing in the Annual Report on Form 10-K of Paul-Son Gaming Corporation and Subsidiaries for the year ended May 31, 2002 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Las Vegas, Nevada
October 16, 2002

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  EXHIBIT 23.01
INDEPENDENT AUDITORS' CONSENT